                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 30, 1999.


                            CompuCredit Corporation
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Georgia                   000-25751                58-2336689
    ---------------         ------------------------      -------------
    (State or Other         (Commission File Number)      (IRS Employer
      Jurisdiction                                    Identification Number)
    of Incorporation)

              One Ravinia Drive,
                   Suite 500
               Atlanta, Georgia                  30346
            ---------------------              ----------
            (Address of Principal              (Zip Code)
              Executive Office)

Registrant's telephone number, including area code (770) 206-6200

                               Two Ravinia Drive
                                  Suite 1750
                               Atlanta, Georgia
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.            Not Applicable.

Item 2.            Not Applicable.

Item 3.            Not Applicable.

Item 4.            Not Applicable.

Item 5.            On July 30, 1999, CompuCredit Corporation issued a notice
                    pursuant to Rule 135(c) under the Securities Act announcing the private placement of Series A Convertible Preferred Stock in the amount of $100,000,000 (2,000,000 shares).

Item 6.            Not Applicable.

Item 7.            Exhibits.

                   The following is filed as an Exhibit to this Report under
                    Exhibit A.

     Exhibit A          Rule 135(c) Notice.

Item 8.            Not Applicable.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CompuCredit Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COMPUCREDIT CORPORATION



                                                 By:________________________
                                                 Name: _____________________
                                                 Title:  ___________________

                                       3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CompuCredit Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COMPUCREDIT CORPORATION



                                                 By: /s/ Brett M. Samsky
                                                     -----------------------
                                                 Name: Brett M. Samsky
                                                 Title:  Chief Financial Officer

                                       4
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                                 EXHIBIT INDEX

Exhibit               Description
-------               -----------

A                     Rule 135(c) Notice